Exhibit 10.40
Amendment to Sales Agreement

This Amendment to Sales Agreement (this “Amendment”) is made and entered into as of March 1st, 2023 (the “Amendment Effective Date”), by and among Panasonic Industrial Devices Sales Company of America, Division of Panasonic Corporation of North America, a corporation duly organized and existing under the laws of the State of Delaware, USA, having a registered office at Two Riverfront Plaza, Newark, New Jersey 07102-5490 USA (“PIDSA”), SANYO Electric Co., Ltd., acting through its Mobility Energy Business Division, a corporation duly organized and existing under the laws of Japan, with its principal office located at 1-1 Matsushita-cho, Moriguchi City, Osaka, Japan (“SANYO”), and Canoo Technologies Inc., a corporation duly organized and existing under the laws of the State of Delaware, USA, having a registered office at 1995 Mariner Ave., Torrance, California 90503 USA (“BUYER”) to amend certain terms and conditions of the Sales Agreement, entered into by and among PIDSA, SANYO and BUYER, effective as of October 15, 2021 (the “Sales Agreement”). PIDSA and SANYO shall be referred to as collectively, “PANASONIC”. PANASONIC and BUYER shall be referred to as collectively, the “parties” and each individually, a “party”. All terms with initial capitalization used but not defined herein shall have the meanings given in the Sales Agreement.

WITNESSETH

WHEREAS, BUYER desires to amend the purchase scheme set forth in the Sales Agreement due to updates to BUYER’s production planning for its electric vehicles in which the Products will be incorporated; and

WHEREAS, PANASONIC accepts BUYER’s request; and

NOW, THEREFORE, in consideration of their mutual promises, the parties hereby agree as follows:

1.Amendment to the Sales Agreement.
1.1 Section 1.1 of the Sales Agreement is deleted and replaced entirely with the following:
1.1 Orders. BUYER shall submit to PANASONIC a written purchase order for the Products (“Purchase Order”) no later than [***] before the date that BUYER desires PANASONIC to deliver the Products to a freight forwarder designated by BUYER (“Desired Shipping Date”). Prior to BUYER’s issuance of the Purchase Order under this Section 1.1, the parties shall discuss in good faith and agree in writing (including email) on the volume to be ordered by BUYER in the applicable Purchase Order; provided that the parties shall not unreasonably withhold an agreement of the ordered volume. The purpose of the Purchase Order is to confirm the agreed upon quantity and specific Desired Shipping Date of the Products. Each Purchase Order shall show the date of order, the model of the Products, unit price, quantity agreed in accordance with the foregoing, aggregate purchase price, the Desired Shipping

Exhibit 10.40
Date, methods of shipment or packing, and other delivery information. Each Purchase Order shall be governed by, and subject to, the terms of this Agreement. As set forth in Section 7.1 of this Agreement, if any terms and conditions referenced in, or attached to, a Purchase Order, vary from, conflict with, are inconsistent with, or are in addition to the terms and conditions of this Agreement, the terms and conditions of such Purchase Order shall be null and void. During the term of this Agreement, BUYER may provide Panasonic with a rolling forecast stating BUYER’s future demand for the Products. Unless the purchase scheme set forth in Sections 1.1 and 1.2 is amended by the parties pursuant to Section 7.11 of this Agreement, neither party shall be bound by such BUYER’s forecast and any PANASONIC’s response thereto. By the end of CY2023, BUYER and PANASONIC shall have a chance to discuss in good faith the possibility of building a new purchase scheme suitable for their future transactions.
1.2 Section 1.2 of the Sales Agreement is deleted and replaced entirely with the following:
1.2 Acceptance. Purchase Order issued by BUYER shall be deemed to be accepted by PANASONIC if such Purchase Order is issued in compliance with the terms of this Agreement, including, but not limited to, Section 1.1 above. Purchase Order not in compliance with the terms of this Agreement, including, but not limited to, Section 1.1. above shall not bind PANASONIC without PANASONIC’s written acceptance (including email) thereof. The Purchase Order accepted by PANASONIC in accordance with this Section 1.2 shall bind both parties.
1.3 Section 1.3 of the Sales Agreement is deleted entirely and intentionally left blank.

1.4 Section 3.1 of the Sales Agreement is deleted and replaced entirely with the following:
3.1 Prices. BUYER shall pay PANASONIC in accordance with the pricing set forth in Exhibit D hereto. [***]. PANASONIC will, upon BUYER’s request, provide BUYER with supporting documentation indicating the cause for increase in price of Products – such documentation shall be selected at PANASONIC’s sole discretion.]
1.5Section 3.2 of the Sales Agreement is deleted and replaced entirely with the following:
3.2 Payment. Payment for Products (including the Samples) sold to BUYER under this Agreement shall be made [***] unless otherwise approved by [***]. BUYER shall pay [***] indicated on such Purchase Order. The parties may discuss in good faith [***].
Late payments for the outstanding balances shall accrue interest at the lesser of [***] per annum or the maximum rate allowed by the applicable law. Any taxes, fees, or other charges that apply to the sale of the Products pursuant to this Agreement shall be paid by BUYER including, but not limited to, any applicable sales tax or recycling fees. In the case of any late payments, until PANASONIC confirms the receipt of such late payments, PANASONIC may, in its own discretion, cancel or cease shipping the Products (including, but not limited to, the Samples) to BUYER, including those referenced in BUYER’s Purchase Orders that PANASONIC has accepted, but has not yet shipped, without any liability to BUYER.
1.6Table C-2 in Exhibit C of the Sales Agreement is deleted and replaced entirely with the following:
[***]
1.7Section 1 of Exhibit D of the Sales Agreement is deleted and replaced entirely with the following:
1. Baseline Pricing. The [***] Cell Baseline Price for Products are listed in Table D-1 below (the “Baseline Price”). The parties agree that the Baseline Price shall be adjusted in accordance with [***]. If the quantity of [***] purchased in each CY [***] the threshold specified in [***], then the Baseline Price for the [***]. In such case, BUYER and PANASONIC shall cooperate with each other to identify (a) the shipment from which [***] may start to purchase [***] Baseline Price, and (b) the amount that BUYER has paid to PANASONIC in [***], without undue delay. BUYER will issue an invoice for the [***] to PANASONIC, and PANASONIC will reimburse BUYER such [***] within thirty (30) days after its receipt of such BUYER’s invoice. [***].

Exhibit 10.40

Table D-1 – [***] Cell Baseline Price
Annual Purchased Volume*	[***]	[***]	[***]
Baseline Price	[***]	[***]	[***]
*Annual volume will be measured each CY.

1.8Section 2 of Exhibit D of the Sales Agreement is deleted entirely and intentionally left blank.

1.9The parties hereby confirm that [***] Surplus Cells (defined in Section 3 of Exhibit D of the Sales Agreement) arose during the period starting on the Effective Date of the Sales Agreement and ending on the Amendment Effective Date (“Elapsed Period”) [***] during such Elapsed Period on which the Surplus Cells are based.

1.10The last three sentences in Section 3 of Exhibit D of the Sales Agreement shall be deleted and replaced entirely with the following:
If (a) BUYER and/or third party alternative purchaser(s) purchase, in total [***] cells or more of [***] in each month during the period that starts on the Effective Date and ends on December 31st, 2026 (“Favorable Period”), and (b) the [***] price received by PANASONIC for such purchased [***] PANASONIC will apply a credit to future Product purchases made by BUYER in the amount of [***] sold to third party alternative purchaser(s). “Surplus Cells” is defined as [***] and purchased by third party alternative purchaser(s) during the Favorable Period at a price [***] . The volume of Surplus Cells subject to the credit above shall be [***]. PANASONIC has no obligation to produce Products beyond the volume that BUYER purchases or secure third party alternative purchasers for Surplus Cells.

2. The parties hereby confirm that PANASONIC invested the amount equivalent to the Capacity Payment to convert production facilities, and therefore, the [***] of the Initial Volume Commitment shall not affect in anyway PANASONIC’s right to keep the Capacity Payment that PANASONIC received from BUYER under Section 3 of the Exhibit D of the Sales Agreement.

3. The parties hereby give each other, as well as their respective officers, directors, employees, successors, representatives, assigned, assignees, predecessors, and Affiliates, [***].

4. This Amendment shall become effective as of the Amendment Effective Date and shall become integral part of the Sales Agreement. BUYER hereby gives SANYO BUYER’s consent to SANYO’s assignment of the Sales Agreement and the Limited Warranty and Indemnity Agreement, entered into by and among PIDSA, SANYO and BUYER, effective as of October 15, 2021 (the “LWIA”) and any and all SANYO’s rights and obligations under such Sales Agreement and LWIA to Panasonic Energy Co., Ltd. The parties agree that such assignment shall come into force on April 1st, 2023.

Exhibit 10.40
5. Except as expressly amended by this Amendment, all other terms and conditions of the Sales Agreement shall remain unchanged and in full force and effect. In case of any conflict between this Amendment and the Sales Agreement, this Amendment shall prevail.

6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

[Remainder of the page intentionally left blank.]

Exhibit 10.40

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Amendment.

Panasonic Industrial Devices Sales Company of America, Division of Panasonic Corporation of North America:

By _____________________________

Name Ken Koide
(Print)

Title Director

Date ___________________________
Canoo Technologies Inc.: By ______________________________ Name ___________________________ (Print) Title ___________________________ Date ___________________________

SANYO Electric Co., Ltd., acting through its Mobility Energy Business Division: By _____________________________ Name Hiroki Saito (Print) Title Executive, Japan Operation Date ___________________________